Household Consumer Loan Deposit Trust
Collateral Report
Number of Due Periods Since Inception                         33
Due Period                                             01-Jun-98
Distribution Date                                      14-Jul-98
Payment Date                                           15-Jul-98
*** Trust Portfolio Summary ***
Annualized Cash Yield                                     19.45%
Annualized Gross Losses                                  -10.07%
Annualized Portfolio Yield                                 9.38%


Contractual Delinquency Status of Credit Lines:
(Principal / Principal)
     30 -   59 days  ($)                            209482504.01
     30 -   59 days (%)                                    5.46%
     60 -   89 days ($)                              73857330.05
     60 -   89 days (%)                                    1.93%
     90 - 119 days ($)                                 50332442.5
     90 - 119 days (%)                                      1.31%
   120 - 149 days ($)                                  42754491.6
   120 - 149 days (%                                        1.11%
   150 - 179 days ($)                                 38355502.43
   150 - 179 days (%)                                       1.00%
   180 - 209 days ($)                                 36959088.64
   180 - 209 days (%)                                       0.96%
   210 - 239 days ($)                                 36406503.35
   210 - 239 days (%)                                       0.95%
   240 - 269 days ($)                                 35040116.89
   240 - 269 days (%                                        0.91%
   270 - 299 days ($)                                  6311493.95
   270 - 299 days (%)                                       0.95%
   300+ days  ($)                                      5814636.93
   300+ days (%)                                            0.15%

Additional Balances on Existing Credit Lines
(draws - principal only)                            54,804,433.02
Principal Collections                              134,361,033.56
Defaulted Receivables                               33,126,554.82
Finance Charge  & Administrative Collections        62,781,795.25
Recoveries                                           1,196,122.00
Average Principal Balance                        3,947,471,354.82
Personal Homeowner Lines as % of Total Principal           30.11%

Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1996-1
No. of PMTs Since Issuance:                                 28
Distribution Date:                                     14-Jul-98
Payment Date:                                          15-Jul-98
Collection Period Beginning:                           01-Jun-98
Collection Period Ending:                              30-Jun-98
Note and Certificate Accrual Beginning:                15-Jun-98
Note and Certificate Accrual Ending:                   15-Jul-98

PAYMENT CALCULATIONS:
OC Balance as % of Beginning Participation Invested Amount  8.83%
OC Balance as % of Ending Participation Invested Amount     9.11%
OC Balance as % of Ending Participation Invested Amount     8.58%
Does Early Amortization Start Based on OC/Part. Invstd. Amt. Test
                ---
Is the MAP Over?                                            0.00
Is this the Early Amortization Period?                      0.00
Interest Allocation Percentage Calculation:
Numerator                                         494,616,038.53
Denominator - Component (x) - Aggregate Receivables
& Partc. Interest                               3,947,471,354.82
Denominator - Component (y) - Aggregate
Numerators                                      3,752,917,420.09
Applicable Interest Allocation Percentage                 12.53%
Principal Allocation Percentage Calculation:
Numerator                                         494,616,038.53
Denominator - Component (x) - Aggregate
Receivables & Partc. Interest                   3,947,471,354.82
Denominator - Component (y) - Aggregate
Numerators                                      3,757,644,456.93
Applicable Principal Allocation Percentage                12.53%
Default Allocation Percentage Calculation:
Numerator                                         494,616,038.53
Denominator - Component (x) - Aggregate
Receivables & Partc. Interest                   3,947,471,354.82
Denominator - Component (y) - Aggregate
Numerators                                      3,752,917,420.09
Default Allocation Percentage
(Floating Allocation Percentage)                           12.53%
Minimum Principal Amount Calculation:
1.8% of Participation Invested Amount               8,903,088.69
Series Participation Interest Default Amount
(Sec. 4.11 (a)(iii))                                4,150,739.51
Excess of (i) 1.8% of Part. Inv. Amt.  over
(ii) Series Part. Interes                           4,752,349.18
Minimum Principal Amount                            4,752,349.18
Investor Principal Collections                      9,968,399.28
Investor Finance Charge and Admin.
Collections (4.11a)                                 8,016,398.64
Investor Allocated Defaulted Amounts                4,150,739.51

DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal Balance  494,616,038.53
Beginning Participation Invested Amount           494,616,038.53
Ending Participation Unpaid Principal Balance     480,496,899.74
Ending Participation Invested Amount              480,496,899.74

Beginning Participation Unpaid Principal
Balance x (PRIME-1.50%)                             3,077,610.91
Note Interest and Certificate Yield Amounts
Due Pursuant to Sec. 3.05                           2,267,999.79
Participation Invested Amount x 25bps per annum        103,045.01
Participation Interest Distribution Amount           3,077,610.91
Application of Investor Finance Charges & Administrative
Collections:
Investor Finance Charge and Admin. Collections       8,016,398.64
Servicing Fee if HFC is not the Servicer
 (Sec. 4.11 (a)(i)                                          0.00
Series Participation Interest  Monthly Interest
(Sec. 4.11 (a)(ii))                                  3,077,610.91
Series Participation Interest Default Amount
(Sec. 4.11 (a)(iii))                                 4,150,739.51
Reimbursed  Series Particpation Interest Charge-Offs
(Sec. 4.11 (a)(i                                            0.00
Servicing Fee if HFC is the Servicer
(Sec. 4.11 (a)(v)                                      788,048.22
Excess (Sec. 4.11 (a)(vi))                                 (0.00)
Reconciliation Check                                        0.00
Series Participation Interest Monthly Principal    14,119,138.79
Beginning Unreimbursed Participation Interest Charge-Offs   0.00
Series Participation Interest Charge-Offs
(Sec. 4.12 (a))                                             0.00
Reimbursed  Series Particpation Interest Charge-Offs
(Sec. 4.11 (a)(i                                            0.00
Ending Unreimbursed Participation Interest Charge-Offs      0.00
Available Investor Principal Collections            14,119,138.79
Participation   Interest Distribution Amount         3,077,610.91
Series Participation Interest Charge-Offs                   0.00
OWNER TRUST CALCULATIONS
Note Interest and Certificate Yield Amounts Due
Pursuant to Sec. 3.05                                2,267,999.79
Excess Interest                                        809,611.12
Beginning Net Charge-Offs                                   0.00
Reversals                                                   0.00
+Available Investor Principal Collections          14,119,138.79
+Series Participation Interest Charge Offs                  0.00
+ Lesser of Excess Interest and Carryover Charge Offs       0.00
Optimum Monthly Principal                          14,119,138.79
Are the Notes Retired ?                                     0.00
Accelerated Principal Payment                          103,045.01
Beginning Class A Security Balance                 289,263,046.61
Beginning Class B Security Balance                136,244,640.00
Beginning Certificate  Security Balance           25,455,360.00
Beginning Overcollateralization Amount plus APP   43,756,036.93
Beginning Class A Adjusted Balance                289,263,046.61
Beginning Class B Adjusted Balance                136,244,640.00
Beginning Certficate  Adjusted Balance            25,455,360.00
Beginning Overcollateralization Amount plus APP   43,756,036.93
Class A Balance After Payment pursuant to
clause (iv)                                       275,143,907.82
Class B Balance After Payment pursuant to
clause (v)                                        136,244,640.00
Certificate Balance After Payment pursuant to
clause (vi)                                        25,455,360.00
Class B Minimum Adjusted Principal Balance         49,000,000.00
Certificate Minimum Adjusted Principal Balance      4,900,000.00
Minimum Overcollateralization Amount               13,300,000.00
Certificate Minimum Balance Target                 14,560,978.05
Scheduled Certificate Payment to Certificate
Minimum Balance Target                             10,894,381.95
Class A Targeted Balance                          249,858,387.87
Class B Targeted Balance                          142,888,394.95
Certificate Targeted Balance                       23,461,146.44
Class A:  Payment Required to get to Target        39,404,658.75
Class B:  Payment Required to get to Target
or Minimum Adjusted Balan                                   0.00
Certificate:  Payment Required to get to
Target or Minimum Adjusted B                      1,994,213.56
OC:  Payment to get to Minimum
Overcollateralization Amount                      30,456,036.93
Section 3.05 Payment of Principal and Interest;
Defaulted Interest                                          0.00
Pay Certificate Yield in step (i) (1= Yes)                  1.00
Remittances on the Participation                   17,196,749.70

Interest and Yield
(i)     Pay Class A Interest Distribution
        (Sec. 3.05 (i)(a))                          1,416,484.98
(ii)    Pay Class B Interest Distribution
        (Sec. 3.05 (i)(b))                             710,317.11
(iii)   Pay Certificates the Certificate Yield
        (Sec. 3.05 (i)(c))                             141,197.70
Principal up to Optimum Monthly Principal
(iv)   Pay Class A to Targeted Principal Balance
          (Sec. 3.05 (ii)(a))                       14,119,138.79
(v)    Pay Class B to Targeted Principal Balance
          (Sec. 3.05 (ii)(b))                               0.00
ONLY Pay Certificate Interest if not paid
          pursuant to (Sec. 3.05 (i)(                       0.00
Principal up to Optimal Monthly Principal
(vi)   Pay Certificate to Targeted Principal Balance
          (Sec. 3.05 (iii)                                  0.00
(vii)  Pay OC Remaining Optimal Monthly
          Principal Amount (Sec. 3.05 (                     0.00
Principal up to the Accelerated Principal Payment Amount
(viii) (a  )  Pay Class A to Targeted Principal
          Balance (Sec. 3.05 (v                        103,045.01
(viii) (b  )  Pay Class B to Targeted Principal
          Balance (Sec. 3.05 (v                             0.00
(viii) (c  )  Pay Class A to zero (Sec. 3.05 (v)(c))        0.00
(viii) (d  )  Pay Class B to zero (Sec. 3.05 (v)(d))        0.00
Principal up to Optimal Monthly Principal
(xi)   Pay Class A to zero (Sec. 3.05 (vi)(a))              0.00
(xii)  Pay Class B to zero (Sec. 3.05 (vi)(b))              0.00
(xiii) Pay Certificates, st.Certificate Min. Bal.
          Target (Sec. 3.05 (                               0.00
(ix)   Pay OC Remaining Optimum Monthly Principal
          (Sec. 3.05 (vi)(d))                               0.00
Remaining Amounts to Issuer (Sec. 3.05 (vii))          706,566.11
Total Reconciliation Check                                  0.00
Accelerated Principal Reconciliation                        0.00
Optimum Monthly Principal Reconciliation                    0.00

BOND SUMMARY:
Beginning Class A Note Security Balance           $289,263,046.61
Beginning Class B Note Security Balance           $136,244,640.00
Beginning Certificate Security Balance            $25,455,360.00
Beginning Overcollateralization Amount            $43,652,991.92
Beginning Class A Adjusted Balance                $289,263,046.61
Beginning Class B Adjusted Balance                $136,244,640.00
Beginning Certficate  Adjusted Balance            $25,455,360.00
Beginning Overcollateralization Amount            $43,652,991.92
Ending Class A Note Security Balance              $275,040,862.82
Ending Class B Note Security Balance              $136,244,640.00
Ending Certificate Security Balance               $25,455,360.00
Ending Overcollateralization Amount               $43,756,036.93
Ending Class A Adjusted Balance                   $275,040,862.82
Ending Class B Adjusted Balance                   $136,244,640.00
Ending Certficate  Adjusted Balance               $25,455,360.00
Ending Overcollateralization Amount               $43,756,036.93
Class A Note Rate Capped at 13%                        5.876250%
Class B Note Rate Capped at 15%                        6.256250%
Certificate Rate Capped at 16%                         6.656250%
Class A Interest Due                              $1,416,484.98
Class B Interest Due                              $710,317.11
Certificate Yield  Due                            $141,197.70
Class A Interest Paid                             $1,416,484.98
Class B Interest Paid                             $710,317.11
Certificate Yield Paid                            $141,197.70
Class A Unpaid Interest                                     $0.00
Class B Unpaid Interest                                $0.00
Certificate Unpaid Yield                                    $0.00
Class A Principal Paid                            $14,222,183.80
Class B Principal Paid                                      $0.00
Certificate Principal Paid                                  $0.00
OC Principal Paid                                           $0.00
Beginning Class A Net Charge-Off                            $0.00
Beginning Class B Net Charge-Off                            $0.00
Beginning Certificate Net Charge-Off                        $0.00
Beginning OC Net Charge-Off                                 $0.00
Reversals Allocated to Class A                              $0.00
Reversals Allocated to Class B                              $0.00
Reversals Allocated to Certificates                         $0.00
Reversals Allocated to OC  plus Acclerated
Principal Payments                                     103,045.01
 Total Charge-Offs:                                         $0.00
Charge-Offs Allocated to Class A                            $0.00
Charge-Offs Allocated to Class B                            $0.00
Charge-Offs Allocated to Certificates                       $0.00
Charge-Offs Allocated to OC                                 $0.00
Ending Class A Net Charge-Off                               $0.00
Ending Class B Net Charge-Off                               $0.00
Ending Certificate Net Charge-Off                           $0.00
Ending OC Net Charge-Off $0.00
Bond Balance Reconciliation    (should equal $0.00)        $0.00)
Certificate Balance/Participation Invested
Amount (Beginning of Month                                5.1465%
Designated Certificate / Certificate Security
(Balance Beginning of M                                 1.003168%
Designated Certificate  - Beginning of Month           255,360.00
Principal Payments in Respect of  Designated
Certificate (Sec. 3.05 (                                    $0.00
Designated Certificate  - End of Month                 255,360.00
Interest Payments in Respect of Designated
Certificate (Sec. 3.05 (i)                             $1,416.45
Designated Certificateholder Accelerated
Principal Payments - Beginni                        $3,752,991.92
Accelerated Principal Payment (Sec. 3.05 (v))         $103,045.01
Payments to Holder of Designated Certificate
in respect to Acc. Prin.                                    $0.00
Designated Certificateholder Accelerated
Principal Payments - Ending                         $3,856,036.93
Designated Certificateholder Holdback Amount
(Beginning of Month)                               $39,900,000.00
Payments to Designated Certificates in
Reduction of Holdback Amount (                              $0.00
Designated Certificateholder Holdback
Amount (End of Month)                              $39,900,000.00
Remaining Payments to Designated
Certificates (Sec. 3.05 paragraph fo                        $0.00
Remaining Amounts to Issuer (Sec. 3.05 (vii))         $706,566.11
Monthly Security  Report                                    $0.00

Household Consumer Loan Trust 1996-1                        $0.00
Distribution Date                                      14-Jul-98
Payment Date:                                          15-Jul-98
Collection Period Beginning                            01-Jun-98
Collection Period Ending:                              30-Jun-98
Note and Certificate Accrual Beginning:                15-Jun-98
Note and Certificate Accrual Ending:                   15-Jul-98
Ending Pool Principal Balance                   $3,835,069,297.72
Series 1996-1 Participation Invested Amount       $480,496,899.74
Seller Amount                                     $189,376,631.32
Remittances on the Participation                   $17,196,749.70
Optimum Monthly Principal                          $14,119,138.79
Accelerated Principal Payment                         $103,045.01
Beginning Class A Note Security Balance           $289,263,046.61
Beginning Class B Note Security Balance           $136,244,640.00
Beginning Certificate Security Balance             $25,455,360.00
Beginning Overcollateralization Amount             $43,652,991.92
Beginning Class A Adjusted Balance                $289,263,046.61
Beginning Class B Adjusted Balance                $136,244,640.00
Beginning Certficate  Adjusted Balance             $25,455,360.00
Beginning Overcollateralization Amount             $43,652,991.92
Ending Class A Note Security Balance              $275,040,862.82
Ending Class B Note Security Balance              $136,244,640.00
Ending Certificate Security Balance                $25,455,360.00
Ending Overcollateralization Amount                $43,756,036.93
Ending Class A Adjusted Balance                   $275,040,862.82
Ending Class B Adjusted Balance                   $136,244,640.00
Ending Certificate  Adjusted Balance               $25,455,360.00
Ending Overcollateralization Amount                $43,756,036.93
Class A Note Rate Capped at 13%                        5.876250%
Class B Note Rate Capped at 15%                        6.256250%
Certificate Rate Capped at 16%                         6.656250%
Class A Interest Due                                $1,416,484.98
Class B Interest Due                                  $710,317.11
Certificate Yield  Due                                $141,197.70
Class A Interest Paid                               $1,416,484.98
Class B Interest Paid                                 $710,317.11
Certificate Yield Paid                                $141,197.70
Class A Unpaid Interest                                     $0.00
Class B Unpaid Interest                                     $0.00
Cetificate Unpaid Yield                                     $0.00
Class A Principal Paid                             $14,222,183.80
Class B Principal Paid                                      $0.00
Certificate  Principal Paid                                 $0.00
OC Principal Paid                                           $0.00
Beginning Class A Net Charge-Off                            $0.00
Beginning Class B Net Charge-Off                            $0.00
Beginning Certificate Net Charge-Off                        $0.00
Beginning OC Net Charge-Off                                 $0.00
Reversals Allocated to Class A                              $0.00
Reversals Allocated to Class B                              $0.00
Reversals Allocated to Certificates                         $0.00
Reversals Allocated to OC  plus Acclerated
Principal Payments                                    $103,045.01
 Total Charge-Offs:                                         $0.00
Charge-Offs Allocated to Class A                            $0.00
Charge-Offs Allocated to Class B                            $0.00
Charge-Offs Allocated to Certificates                       $0.00
Charge-Offs Allocated to OC                                 $0.00
Ending Class A Net Charge-Off                               $0.00
Ending Class B Net Charge-Off                               $0.00
Ending Certificate Net Charge-Off                           $0.00
Ending OC Net Charge-Off                                    $0.00
Interest paid per $1,000 Class A
2.218805
Principal paid per $1,000 Class A                       22.277857
Interest paid per $1,000 Class B                        5.213542
Principal paid per $1,000 Class B                      0.000000
Yield Paid per $1,000 Certificate                      5.546875
Principal Paid per $1,000 Certificate                  0.000000

Bloomberg Summary
Household Consumer Loan Trust 1996-1
Due Period                                               Jun-98
Monthly Payment Rate (including charge offs)                4.24%
Monthly Draw Rate                                           1.39%
Monthly Net Payment Rate                                    2.85%
Actual Payment Rate                                         2.85%
Annualized Cash Yield                                      19.45%
Annualized Gross Losses                                   10.07%
Annualized Portfolio Yield                                  9.38%
Weighted Coupon                                             6.04%
Excess Servicing                                            3.34%
Ending Overcollateralization Percentage (3 mo avg)          8.84%
Trigger Level                                               4.75%
Excess Overcollateralization                                4.09%
Delinquencies:
(Principal/Principal)
      30-59 days (Del Stat 1)                               5.46%
      60-89 days (Del Stat 2)                               1.93%
      90+ days (Del Stat 3+)                                7.35%
Total Participation Balance (ending)               480,496,899.74